UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
September 20, 2005
(Date of Earliest Event Reported: September 19, 2005)
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.
     On September 20, 2005 our president and chief executive officer, Douglas L. Foshee will present an update at the Banc of America Annual Investor Conference in San Francisco. Mr. Foshee will provide an update on the company’s progress. A copy of our press release is attached at Exhibit 99.A and a copy of the presentation is attached as Exhibit 99.B. The attached exhibits are furnished to comply with Regulation FD.
Item 9.01.   Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated September 19, 2005.
99.B	Slide Presentation dated September 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: September 20, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated September 19, 2005.
99.B	Slide Presentation dated September 20, 2005.